UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 20, 2008 (November 19, 2008)

WONDER AUTO TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33648	88-0495105
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning
People’s Republic of China, 121013

(Address of principal executive offices)

(+86) 416-2661186
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 19, 2008, Wonder Auto Technology, Inc. (the “Company”)’s wholly owned subsidiary Wonder Auto Limited, a British Virgin Islands corporation (the “Subsidiary”), entered into an assignment agreement (the “Assignment Agreement”) with Golden Stone Capital Limited, a British Virgin Islands corporation (“Golden Stone”), Money Victory Limited, a British Virgin Islands corporation (“Money Victory”) and Lin Tan (“Ms. Tan”), the majority owner of Money Victory pursuant to which the Subsidiary has agreed to assign to Gold Stone all the rights, obligations and duties of the Subsidiary under that certain stock purchase agreement (the “Stock Purchase Agreement”), dated April 9, 2008, by and among the Subsidiary, Money Victory and Ms. Tan, as if Golden Stone had entered into the Stock Purchase Agreement directly with Money Victory and Ms. Tan. Under the Stock Purchase Agreement, the Subsidiary acquired a 22.49% ownership interest in Money Victory from Ms. Tan for a total cash consideration of U.S. $5,000,000. Pursuant to the Assignment Agreement, Golden Stone has assumed all of the Subsidiary’s rights, obligations and duties under the Stock Purchase Agreement with a cash purchase price of $5,900,000 (the “Purchase Price”). Golden Stone has the obligations to pay the Purchase Price in full within 110 business days after the execution of the Assignment Agreement. The Subsidiary shall transfer its shares of Money Victory to Golden Stone within 30 business days after its receipt of the Purchase Price.

The description of the Assignment Agreement in this current report is a summary only and is qualified in its entirety by the terms of the Assignment Agreement, which is attached hereto as exhibit 10.1 and is hereby incorporated by reference.

ITEM 8.01. OTHER EVENTS

On November 20, 2008, the Company issued a press release announcing that the Subsidiary has entered into the Assignment Agreement. A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Number	Description
10.1	English translation of Assignment Agreement, by and among Wonder Auto Limited, Golden Stone Capital Limited, Money Victory Limited and Lin Tan, dated November 19, 2008.
99.1	Press Release of Wonder Auto Technology, Inc., dated November 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WONDER AUTO TECHNOLOGY, INC.

By:	/s/ Qingjie Zhao
Qingjie Zhao
President and Chief Executive Officer
Dated: November 20, 2008

EXHIBIT INDEX

Number	Description
10.1	English translation of Assignment Agreement, by and among Wonder Auto Limited, Golden Stone Capital Limited, Money Victory Limited and Lin Tan, dated November 19, 2008.
99.1	Press Release of Wonder Auto Technology, Inc., dated November 20, 2008.